UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

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Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 15, 2017 Bright Mountain Media, Inc. received an oral notice from Liggett & Webb P.A., our independent registered public accounting firm, that its review of our condensed consolidated financial statements for the three and nine months ended September 30, 2017 appearing in our Quarterly Report on Form 10-Q for the period ended September 30, 2017 should no longer be relied upon as a result of errors in such statements as addressed in FASB ASC Topic 250. Specifically, our auditors orally advised our Chief Financial Officer that errors exist in the purchase price allocation related to our acquisition of Daily Engage Media Group LLC during September 2017. Our Chief Financial Officer has discussed this matter with our auditors.

The correction of these errors will result in the restatement of our condensed consolidated balance sheet (unaudited) at September 30, 2017 and our condensed consolidated statement of cash flows for the nine months ended September 30, 2017 (unaudited). While we expect that line items within both our total assets and total liabilities will change as the result of a reallocation of both assets and liabilities at September 30, 2017 in amounts we have not yet quantified, we do not expect any material change in either our total assets or total liabilities at that date. We also do not expect any change in our condensed consolidated statement of operations (unaudited) for the three and nine months ended September 30, 2017. We expect to file an amendment to our Quarterly Report on Form 10-Q for the period ended September 30, 2017 as soon as possible.

We have provided Liggett & Webb P.A. with a copy of this Current Report on Form 8-K and requested that it provide us a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the statements made by us herein and, if not, stating the respects in which it does not agreement. A copy of the letter from Liggett & Webb P.A. advising that it agrees with the statements made herein is filed as Exhibit 7.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

7.1	Letter dated December 15, 2017 from Liggett & Webb P.A. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2017	Bright Mountain Media, Inc.

	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer